Exhibit 4.6

AMENDMENT TO INVESTMENT COMMITMENT LETTER

THIS AMENDMENT (this “Amendment”), dated as of October 25, 2013, is made by and among GateHouse Media, Inc. (“GateHouse”), certain of its subsidiaries that are signatories hereto (collectively with GateHouse, the “GateHouse Parties”) and Newcastle Investment Corp. (“Plan Sponsor”).

RECITALS

WHEREAS, the GateHouse Parties and Plan Sponsor are parties to that certain Investment Commitment Letter dated as of September 3, 2013 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Investment Commitment Letter”);

WHEREAS, the GateHouse Parties and Plan Sponsor wish now to amend the Investment Commitment Letter in certain respects, as provided herein; and

WHEREAS the Investment Commitment Letter may be amended by the signatories thereto as set forth in paragraph 14 thereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1.    Amendment to the Investment Commitment Letter.    Effective as of the date hereof, the Investment Commitment Letter is hereby amended to insert the words “or other designees” as follows:

“Funding of the Cash-Out Offer. Subject to the terms and conditions set forth herein and in the Support Agreement, Plan Sponsor hereby agrees that it shall purchase (or cause one or more of its designated affiliates or other designees to purchase), on the effective date of the Plan (the “Plan Effective Date”), the Outstanding Debt as to which a Plan Election was made (or deemed to be made) to receive cash (such Outstanding Debt, the “Cash-Out Claims”), for an aggregate purchase price equal to 40.0% of the sum of (i) in the case of Cash-Out Claims that are 2007 Credit Facility Claims, the principal amount of, and accrued and unpaid interest as of the Plan Effective Date with respect to all such Cash-Out Claims, and (ii) in the case of Cash-Out Claims that are Swap Liability claims, the breakage or termination cost arising from transactions pursuant to the Swap Liability Agreements as of the Plan Effective Date (the “Cash-Out Offer”). Pursuant to the Plan, on the Plan Effective Date and without any further action by Plan Sponsor, Plan Sponsor shall receive its pro rata share of the New Media Distribution on account of the Cash-Out Claims purchased in the Cash-Out Offer.”

Section 2.    Miscellaneous.    Except as provided herein, the Investment Commitment Letter shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

NEWCASTLE INVESTMENT CORP.

By:	/s/ Jonathan Brown
Name: Jonathan Brown
Title: Interim Chief Financial Officer

[GateHouse Signature Pages Follow]

GATEHOUSE MEDIA, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA INTERMEDIATE HOLDCO, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA HOLDCO, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA OPERATING, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MASSACHUSETTS I, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MASSACHUSETTS II, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

ENHE ACQUISITION, LLC,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA VENTURES, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA COLORADO HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA CORNING HOLDINGS, INC.,

a Nevada corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA IOWA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA KANSAS HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA LANSING PRINTING, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA NEVADA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

LIBERTY SMC, L.L.C.,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

MINERAL DAILY NEWS TRIBUNE, INC.,

a West Virginia corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

NEWS LEADER, INC.,

a Louisiana corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

TERRY NEWSPAPERS, INC.,

an Iowa corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

ENTERPRISE NEWSMEDIA HOLDING, LLC,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

ENTERPRISE NEWSMEDIA, LLC,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

LRT FOUR HUNDRED, LLC,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

LOW REALTY, LLC,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

ENTERPRISE PUBLISHING COMPANY, LLC,

a Delaware limited liability company

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

SUREWEST DIRECTORIES,

a California corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

COPLEY OHIO NEWSPAPERS, INC.,

an Illinois corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

THE PEORIA JOURNAL STAR, INC.,

an Illinois corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA FLORIDA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA NEBRASKA HOLDINGS II, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA OHIO HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer

GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.,

a Delaware corporation

By:	/s/ Michael E. Reed
Name: Michael E. Reed
Title: Chief Executive Officer